UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 15, 2024

Vertex Pharmaceuticals Incorporated
(Exact name of registrant as specified in its charter)

Massachusetts	000-19319	04-3039129
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
50 Northern Avenue
Boston, Massachusetts 02210
(Address of principal executive offices) (Zip Code)

(617) 341-6100
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 Par Value Per Share	VRTX	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07  Submission of Matters to a Vote of Security Holders
The annual meeting of shareholders of Vertex Pharmaceuticals Incorporated (the "Company") was held on May 15, 2024 (the "Annual Meeting"). Set forth below are the voting results for each of the proposals submitted to a vote of the Company's shareholders at the Annual Meeting:
Proposal No. 1: Based upon the following votes, the shareholders elected Sangeeta Bhatia, Lloyd Carney, Alan Garber, Reshma Kewalramani, Michel Lagarde, Jeffrey Leiden, Diana McKenzie, Bruce Sachs, Jennifer Schneider, Nancy Thornberry and Suketu Upadhyay to serve as members of the Company's Board of Directors until the annual meeting of shareholders to be held in 2025:

	For	Against	Abstain	Non-Votes
Sangeeta Bhatia	221,206,626	808,512	182,981	11,540,149
Lloyd Carney	213,533,037	8,478,558	186,524	11,540,149
Alan Garber	220,695,587	1,315,689	186,843	11,540,149
Reshma Kewalramani	221,328,875	695,546	173,698	11,540,149
Michel Lagarde	221,776,280	234,937	186,902	11,540,149
Jeffrey Leiden	217,823,643	4,195,522	178,954	11,540,149
Diana McKenzie	218,220,365	3,797,695	180,059	11,540,149
Bruce Sachs	207,616,033	14,397,759	184,327	11,540,149
Jennifer Schneider	221,774,054	240,910	183,155	11,540,149
Nancy Thornberry	221,772,658	241,378	184,083	11,540,149
Suketu Upadhyay	221,237,300	770,815	190,004	11,540,149
Proposal No. 2: Based upon the following votes, the shareholders ratified the appointment of Ernst & Young LLP as the Company's independent registered public accounting firm for the year ending December 31, 2024:

For	Against	Abstain	Non-Votes
229,460,523	3,987,619	290,126	0
Proposal No. 3: Based upon the following votes, the shareholders approved, on an advisory basis, the 2023 compensation program for the Company's named executive officers:

For	Against	Abstain	Non-Votes
202,098,575	19,223,784	875,760	11,540,149
Proposal No. 4: Based upon the following votes, the shareholders approved a shareholder proposal regarding a special shareholder meeting improvement:

For	Against	Abstain	Non-Votes
160,438,357	61,494,550	265,212	11,540,149
Proposal No. 5: Based upon the following votes, the shareholders did not approve a shareholder proposal regarding a report on racial and gender pay gaps:

For	Against	Abstain	Non-Votes
63,865,687	157,637,997	694,435	11,540,149

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERTEX PHARMACEUTICALS INCORPORATED
(Registrant)

Date: May 15, 2024	/s/ Jonathan Biller
Jonathan Biller
Executive Vice President, Chief Legal Officer